UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 7, 2013

The ExOne Company
(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard
North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 7, 2013, The ExOne Company issued a press release relating to the pricing of its IPO that is furnished with this report as Exhibit 99.1.

On February 12, 2013, The ExOne Company issued a press release relating to the closing of its IPO that is furnished with this report as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated February 7, 2013
99.2	Press Release of The ExOne Company dated February 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The ExOne Company

Date: February 12, 2013	By: /S/ John Irvin
John Irvin
Chief Financial Officer (Principal Financial and Accounting Officer); Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The ExOne Company dated February 7, 2013
99.2	Press Release of The ExOne Company dated February 12, 2013